UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2006

SAXON CAPITAL, INC.
(Exact name of registrant as specified in its charter)

_____________________________

Maryland (State or other jurisdiction of Incorporation)	001-32447 (Commission File Number)	30-0228584 (I.R.S. Employer Identification No.)
4860 Cox Road, Suite 300 Glen Allen, Virginia (Address of principal executive offices)		23060 (Zip Code)

Registrant’s telephone number, including area code (804) 967-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD

On September 11, 2006, Saxon Capital, Inc. (the “Company”), issued a press release announcing the record date and meeting date of a special meeting of shareholders to consider and vote upon a proposal to approve the merger, on the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of August 8, 2006, by and among the Company, Morgan Stanley Mortgage Capital Inc., and Angle Merger Sub Corporation, of Angle Merger Sub Corporation with and into Saxon, and the other transactions contemplated by the merger agreement, including an amendment to Saxon’s corporate charter as part of the merger.  A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Exhibits

(d) Exhibits.

Exhibit 99.1	Press Release dated September 11, 2006.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2006	SAXON CAPITAL, INC. By: /s/Robert B. Eastep
Robert B. Eastep
Executive Vice President and Chief Financial Officer

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Index to Exhibits

Exhibits  Description

Exhibit 99.1	Press Release dated September 11, 2006.

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